Securian Funds Trust
Supplement dated May 23, 2018 to the Statement of Additional Information of Securian Funds Trust dated May 1, 2018.
Effective May 1, 2018, Lena S. Harhaj was added as an additional portfolio manager for the SFT Core Bond Fund.
The following information is added to the chart, which appears on page 68, under the caption “INFORMATION REGARDING PORTFOLIO MANAGERS – SECURIAN AM":
PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Lena S. Harhaj*	RICs	4	$1,493
	Pooled Investment Vehicles	5	583
	Other Accounts	17	1,762
*   Information provided as of April 30, 2018. Ms. Harhaj began serving the SFT Core Bond Fund effective May 1, 2018.
The following information replaces the second paragraph under the caption “PORTFOLIO MANAGERS' OWNERSHIP OF TRUST SECURITIES” which appears on page 69 of the Statement of Additional Information:
As of April 30, 2018, Lena S. Harhaj, a portfolio manager of the SFT Core Bond Fund, SFT Government Money Market Fund, and SFT Mortgage Securities Fund beneficially owned shares of the SFT Index 500 Fund, the SFT Real Estate Securities Fund, and the SFT Ivysm Small Cap Growth Fund, all worth $0-$10,000, respectively.
Please retain this supplement for future reference.